- Annual Amortization Expenses for the Next Five Years (Details) $ in Thousands	Dec. 26, 2020 USD ($)
Estimated amortization expense for next five years
2014	$ 2,919
2015	2,919
2016	2,827
2017	2,495
2018	1,727
Finite-Lived Intangible Assets, Amortization Expense, Rolling after Year Five	3,705
Total estimated amortization expense	$ 16,592